EXHIBIT 31.1

CERTIFICATION

I, Vasilios Koutsobinas certify that:

     1. I have reviewed this Quarterly Report on Form 10-Q of Euro Group of Companies, Inc.

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

     4.  The small business issuer's other certifying officers and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial  reporting  (as  defined in  Exchange  Act Rules  13a-15(f)  and 15d-15(f)) for the small business issuer and have:

         (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed  under our supervision,  to ensure that material information relating to the small business issuer,  including its consolidated  subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b)  Designed  such  internal  control over  financial  reporting,  or caused such  internal  control  over  financial  reporting  to be designed under our supervision,  to provide reasonable assurance regarding the reliability of  financial reporting and  the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c)  Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our  conclusions about the effectiveness of the disclosure controls and  procedures, as of the end of the period covered by this report based on such evaluation; and

         (d)  Disclosed in this report any change  in the  small  business issuer's internal control over financial  reporting that occurred during the small  business  issuer's most recent fiscal  quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting;

     5.  The small  business issuer's other certifying officers and I have disclosed, based on our most recent evaluation of  internal control over financial  reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or  persons performing the equivalent functions):

          (a)  All  significant deficiencies and material weaknesses  in the design or operation of internal control over financial  reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

          (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

/s/ Vasilios Koutsobinas
Vasilios Koutsobinas
Chief Executive Officer
May 23, 2011